LABRADOR MUTUAL FUND
ANNUAL REPORT

Dear Fellow Shareholders,

I would like to thank the Shareholders of the Labrador Mutual Fund for their participation in 1999. There is some very good news. Since fund- inception, (September 24, 1998), we have made a substantial amount of money for the shareholders. I am pleased to report that the Fund has retained every Shareholder since inception. Having very satisfied customers that maintain their participation in the Fund is something that pleases me as President of the Fund. It tells me that you think we are doing an excellent job. Speaking for everyone here at the Fund, we hope to provide you with above-average returns for a fund in the growth-and-income category in fiscal year 2000. Our total return since inception through December 31, 1999 was 43.80% compared to 40.91% for the S&P
500. Our average annualized rate of return since inception as of December 31, 1999 was 33.16% compared to 31.04% for the S&P 500. For 1999 we returned 22.80% compared to 19.53% for the S&P 500.

Future Opportunities

It is my opinion that the finest socially responsible companies will produce high-quality goods and render services that are necessary no matter what changes occur in the economic, social, or political environment. I believe that excellent companies exist and will continue to prosper because of their internal strengths with every type of change that is a threat or opportunity in the marketplace.

Constant desire to outperform the market.

The shares of Labrador Mutual Fund are owned by our friends, our family members, and of course, the Fund Management. Therefore, we must outperform our growth-and-income mutual fund peers. If we do, we will make more money for you, our dear Shareholder. This is a journey we are taking together. Shareholders and Management all own a stake in the success of Labrador Mutual Fund.

How does Fund Management discover companies to buy for the portfolio?

First we apply the screens described in our Prospectus. Then hard work, determination and the desire to make our Shareholders a lot of money focuses our attention. That is the only encouragement we need to locate the best investment possibilities. We look at prior financial performance such as previous revenues, future earnings prospects, and the financial stability of the company as rated by their lenders.

How can Shareholders help Management increase the likelihood of the Shareholder making more money through future investment in the Labrador Mutual Fund?

Labrador Mutual Fund operates most efficiently when a steady stream of money comes into the Fund and stays put. This constant (monthly) Shareholder investment allows the Portfolio Manager to take advantage of perceived "price inefficiencies" in security valuations in little steps every day. Because we hold our portfolio turnover very low, we are dependent upon new money everyday to shop for bargains in the marketplace. Management believes the money-management technique commonly termed "dollar-cost-averaging" to be very effective.

In an effort to help the Shareholders stay informed about the companies in which Labrador Mutual Fund invests the Shareholder's money, the Portfolio Manager has listed each company along with a brief description of its relevant business practices on the Web site in the "Portfolio" section. We invite you to read about these companies so you can see what Management believes makes the composition and diversification of the Fund so special. Also on our Web site, we have listed "Frequently Asked Questions" as well as a "Glossary" section. These sections along with others can assist in keeping you informed about your investment in the Labrador Mutual Fund. The Labrador Mutual Fund Web site can be found at labradorfund.com. We invite your feedback regarding the Fund.

Thank you for your investment,
Peter Schuh
pschuh@labradorfund.com
February 29, 2000

LABRADOR MUTUAL FUND
STATEMENT OF NET ASSETS
As of  December  31, 1999


                                        Number        Market
                                      of Shares       Value

Common Stocks - 98.74%
----------------------

Banks -  4.43%

Firstar                                1,500         $31,687
Wells Fargo  & Company                 1,000          40,437

Computers/Technology - 34.14%

Cisco Systems Inc.*                    1,200         128,550
Intel Corporation                        800          65,850
International Business Machine           400          43,150
Microsoft Corporation *                  800          93,400
America Online, Inc.                     100           7,588
Sun Microsystems *                     2,800         216,825

Drugs & Healthcare - 13.35%

Abbott Laboratories                      600          21,788
Johnson & Johnson                        400          37,300
Merck & Company Inc.                     600          40,312
Pfizer Inc.                            1,800          58,500
Schering-Plough Corporation            1,400          59,325

Financial Services - 3.31%

Automatic Data Processing Inc.         1,000          53,875

Food & Beverage - 3.70%

Coca Cola                                800          46,600
Conagra Inc.                             600          13,612

Insurance - 3.32%

American International Group Inc.        500          54,063

Machinery & Metal Processing - 2.49%

Illinois Tool Works                      600          40,538

Marketing Service - 4.92%

Omnicom Group Inc.                       800          80,000

Medical Equipment - 3.14%

Medtronic Inc.                         1,400          51,012

Other Consumer Goods - 15.34%

General Electric Company                 400          61,900
Gillette Company                         400          16,475
Hewlett-Packard Company                1,000         113,750
Proctor & Gamble Company                 400          43,825
Xerox Corporation                        600          13,613

Retail - 4.14%

Walgreens Company                      2,300          67,275

Telecommunications - 6.45%

Lucent Technology                      1,400         105,000
                                                     -------

Total Common Stocks
      (Cost $1,049,878)                            1,606,250
                                                   ---------

Money Market - 1.79%
--------------------

Star Treasury Money Market
      (Cost $29,172)                                  29,172
                                                     -------
Total Investments
      (Cost $1,079,050)                            1,635,422

Other Assets and Liabilities, Net - (0.53%)           (8,602)
-------------------------------------------          -------
Net Assets - 100%                                 $1,626,820
                                                  ==========

*Non-income producing security.
The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

ASSETS:

      Investments, at value (cost $1,079,050)                   $  1,635,422
      Receivables:
          Dividends                                                    1,237
          Interest                                                       131
          Expense Reimbursement by Manager                             7,836
          Other assets                                                 1,736
                                                                      ------
      Total assets                                                 1,646,362

LIABILITIES:

      Accrued 12B-1 Fees                                                 638
      Accrued Administration Fees                                      5,243
      Accrued Auditing Fees                                            1,498
      Accrued Custodian Fees                                             489
      Accrued Fund Accounting Fees                                     3,209
      Accrued Insurance                                                2,300
      Accrued Legal Fees                                                 550
      Accrued Advisor Fees                                             2,318
      Accrued Postage                                                     10
      Accrued Report Printing                                            791
      Accrued Transfer Agent Fees                                      2,496
                                                                       -----
      Total liabilities                                               19,542
                                                                      ------

NET ASSETS                                                      $  1,626,820
                                                                ============

Net assets consist of:
      Paid-in capital                                              1,129,018
      Accumulated undistributed net realized loss on investments     (58,570)
      Net unrealized appreciation on
         investments                                                 556,372
                                                                     -------

Net assets                                                      $  1,626,820
                                                                ============

Shares of capital stock
      outstanding (no par value,
      unlimited shares authorized)                                   113,101

Net asset value, offering
      and redemption, price per share                                $ 14.38



The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 1999


INVESTMENT INCOME:
      Interest                                                        $  996
      Dividends                                                       10,867
                                                                       -----
         Total investment income                                      11,863
                                                                       -----

EXPENSES:

      12B-1 Expense                                                    3,633
      Administration Expense                                           4,194
      Auditing Expense                                                   748
      Custodian Expense                                                5,142
      Fund Accounting Expense                                         17,997
      Insurance Expense                                                2,300
      Legal Expense                                                      500
      Management Expense                                              22,075
      Postage Expense                                                     99
      Pricing Expense                                                  1,498
      Report Printing Expense                                            799
      Miscellaneous Expense                                            3,648
      Transfer Agent Expense                                          14,996
                                                                       -----
         Total expenses                                               77,629
                                                                      ------

Less:  Expense reimbursement from Manager                             42,678
         Total net expenses                                           34,951

NET INVESTMENT LOSS                                                  (23,088)
                                                                     -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized change in investment                              (33,042)

      Net change in unrealized appreciation on investments           364,115
                                                                     -------
      Net gain on investments                                        331,073
                                                                     -------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   307,985
                                                                     =======




The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1999

                                               Ended            Ended
                                               Dec. 31, 1999    Dec. 31, 1998(a)

INCREASE IN NET ASSETS
Operations:
      Net investment loss                     $ (23,088)                $(2,439)
      Net change in realized
      appreciation on investments               (33,042)                   ---
      Net Change in unrealized appreciation
      on investments                            364,115                 192,257
                                                                        -------
      Increase in net assets from operations    307,985                 189,818
                                                                        -------

Capital share transactions:
      Proceeds from shares sold                  40,114               1,157,565
      Cost of shares repurchased                (68,500)                   (162)
                                                                      ---------
      Net increase in net assets
      from capital share transactions           (28,386)              1,157,403
                                                                      ---------
TOTAL INCREASE IN NET ASSETS                    279,599               1,347,221
                                                                      ---------

NET ASSETS:
      Beginning of period                     1,347,221                     ---
      End of period                           1,626,820             $ 1,347,221
                                                                    ===========

OTHER INFORMATION:
Share transactions:
      Sold                                        3,313                 115,039
      Repurchased                                (5,237)                    (15)
                                                                        -------
NET INCREASE IN SHARES OUTSTANDING                                      115,025
                                                                        =======



(a) For the period September 24, 1998 (inception date of fund) to December 31, 1998.

The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
FINANCIAL HIGHLIGHTS


                                                 Ended            Ended
                                                 Dec. 31,         Dec. 31,
                                                 1999             1998(a)
                                                 ------           -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $ 11.71          $ 10.00
Loss from investment operations:
      Net investment income loss                   (0.20)           (0.02)
      Net realized and unrealized
      gain on investments                           2.87             1.73
                                                    ----             ----
Total from investment operations                    2.67             1.71

Net asset value, end of period                   $ 14.38          $ 11.71
                                                                    =====
TOTAL RETURN                                       26.70%           17.10%(c)

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                  $ 1,626,820      $ 1,347,221

      Ratio of expenses to average
      net assets:
           Before reimbursement of
           expenses by Manager (b)                  5.33%           5.78%
           After reimbursement of
           expenses by Manager (b)                  2.40%           2.40%

      Ratio of net investment income
      to average net assets:
           Before reimbursement of
           expenses by Manager (b)                 (4.55%)          (4.80)%
           After reimbursement of
           expenses by Manager (b)                 (1.59%)          (0.81)%

      Portfolio turnover                            9.56%            0.0%

(a) For the period September 24, 1998 (inception date of fund) to December 31, 1998.
(b)   Annualized.
(c) For the period ended December 31, 1998 total return was revised to reflect actual total return.

NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The Labrador Mutual Fund, (the "Trust") which has a similarly named portfolio called the Labrador Mutual Fund ("the Fund") is a mutual fund that invests principally in securities of companies which, in the opinion of the Fund's management, conduct their business in a socially responsible manner. Capital growth and current income are the primary and secondary investment objectives. Investment advisory and management services are provided to the Fund by Labrador Investment Advisers, Inc., (the "Manager").
Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A) Security Valuations

Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of trustees. The Fund's net asset value per share is determined by dividing the sum of the market value of all securities and all other assets of the Fund, less liabilities of the Fund, by the total number of the Fund's shares outstanding.

B) Securities Transactions and Investment Income

Securities transactions are recorded on a trade basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

C) Dividends and Distributions to Shareholders

The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in cash. All expenses are accrued daily and deducted before declaration of dividends to investors. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

D) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code so long as such qualification is in the best interest of its shareholders. Such qualifications relevies the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for a 4.0% Federal excise tax on undistributed income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

E) Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

Under a plan adopted by the Fund's Board of trustees pursant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays Unified Management Corporation a shareholder servicing and distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund. Such fee will be used in its entirety by Unified Management Corporation to make payments for administration, shareholder services and distribution assistance, including, but not limited to: (i)
compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organization for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to Unified Management Corporation under the Plan are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Unified Management Corporation under the Plan.

The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and the Manager and subject to the authority of the Board of Trustees, the Manager manages the Fund's investments and is responsible for the overall management of the business affairs of the Fund. The Manager continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Manager a monthly fee equal to an annual average rate of 1.50% of its average daily net assets, minus the amount by which the Fund's total expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceeds 2.40%. The Manager has undertaken, until such time as it gives investors 60 days notice to the contrary, to waive it's investment advisory fee to the extent Total Fund Operating Expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceed 2.40%. At December 31, 1999 the Manager owed the Fund $7,836 in net reimbursement.

Note 4- Investment Transactions

For the year ended December 31, 1999, purchases and sales of of investment securities, excluding short-term investments, were $295,996.44 and $136,951.63 respectively.

NOTES TO FINANCIAL STATEMENTS



Note 5- Unrealized Appreciation (Depreciation)

At  December  31,  1999,  the  composition  of  gross  unrealized   appreciation
(depreciation) of investment securities is as follows:

                         Appreciation   Depreciation    Net Appreciation
The Labrador Mutual Fund  $ 612,955     ($56,583)       $ 556,372

Note 6- Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At December 31, 1999, Labrador Investment Adviser and its affiliates owned 4,763.500 shares of the Fund.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees of
Labrador Mutual Fund:

I have audited the statement of assets and liabilities of Labrador Mutual Fund (the Fund), including the Funds statement of net assets, as of December 31, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period September 24, 1998 (inception date of Fund) to December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. My responsibility is to express and opinion on these financial statements and financial highlights based on the audit.

The audits were conducted in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for the opinion.

In my opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Labrador Mutual Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period September 24, 1998 (inception date of Fund) to December 31, 1998, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

Marie Jones CPA,
Saratoga, California
February 29, 2000